Guarantees and product warranty	12 Months Ended
Dec. 31, 2011
Guarantees and product warranty
Guarantees and product warranty

20.  Guarantees and product warranty

We have provided an indemnity to a third-party insurance company for potential losses related to performance bonds issued on behalf of Caterpillar dealers.  The bonds are issued to insure governmental agencies against nonperformance by certain dealers.  We also provided guarantees to a third party related to the performance of contractual obligations by certain Caterpillar dealers. The guarantees cover potential financial losses incurred by the third party resulting from the dealers’ nonperformance.

We provide loan guarantees to third-party lenders for financing associated with machinery purchased by customers. These guarantees have varying terms and are secured by the machinery. In addition, Cat Financial participates in standby letters of credit issued to third parties on behalf of their customers. These standby letters of credit have varying terms and beneficiaries and are secured by customer assets.

Cat Financial has provided a limited indemnity to a third-party bank resulting from the assignment of certain leases to that bank.  The indemnity is for the possibility that the insurers of these leases would become insolvent.  The indemnity expires December 15, 2012 and is unsecured.

No loss has been experienced or is anticipated under any of these guarantees. At December 31, 2011, 2010 and 2009, the related liability was $7 million, $10 million and $17 million, respectively. The maximum potential amount of future payments (undiscounted and without reduction for any amounts that may possibly be recovered under recourse or collateralized provisions) we could be required to make under the guarantees at December 31 are as follows:

(Millions of dollars)	2011	2010	2009
Caterpillar dealer guarantees	$140	$185	$313
Customer guarantees	186	170	226
Limited indemnity	11	17	20
Other guarantees	28	48	64
Total guarantees	$365	$420	$623

Cat Financial provides guarantees to repurchase certain loans of Caterpillar dealers from a special purpose corporation (SPC) that qualifies as a variable interest entity.  The purpose of the SPC is to provide short-term working capital loans to Caterpillar dealers.  This SPC issues commercial paper and uses the proceeds to fund its loan program.  Cat Financial has a loan purchase agreement with the SPC that obligates Cat Financial to purchase certain loans that are not paid at maturity.  Cat Financial receives a fee for providing this guarantee, which provides a source of liquidity for the SPC.  Cat Financial is the primary beneficiary of the SPC as our guarantees result in Cat Financial having both the power to direct the activities that most significantly impact the SPC’s economic performance and the obligation to absorb losses, and therefore Cat Financial has consolidated the financial statements of the SPC.  As of December 31, 2011, 2010 and 2009, the SPC’s assets of $586 million, $365 million and $231 million, respectively, are primarily comprised of loans to dealers, and the SPC’s liabilities of $586 million, $365 million and $231 million, respectively, are primarily comprised of commercial paper.  No loss has been experienced or is anticipated under this loan purchase agreement.  Cat Financial’s assets are not available to pay creditors of the SPC, except to the extent Cat Financial may be obligated to perform under the guarantee, and assets of the SPC are not available to pay Cat Financial’s creditors.

Cat Financial is party to agreements in the normal course of business with selected customers and Caterpillar dealers in which we commit to provide a set dollar amount of financing on a pre-approved basis.  We also provide lines of credit to selected customers and Caterpillar dealers, of which a portion remains unused as of the end of the period.  Commitments and lines of credit generally have fixed expiration dates or other termination clauses. It has been our experience that not all commitments and lines of credit will be used. Management applies the same credit policies when making commitments and granting lines of credit as it does for any other financing.

Cat Financial does not require collateral for these commitments/lines, but if credit is extended, collateral may be required upon funding.  The amount of the unused commitments and lines of credit for dealers as of December 31, 2011, 2010 and 2009 was $6,469 million, $6,408 million and $7,312 million, respectively.  The amount of the unused commitments and lines of credit for customers as of December 31, 2011, 2010 and 2009 was $2,785 million, $2,613 million and $2,089 million, respectively.

Our product warranty liability is determined by applying historical claim rate experience to the current field population and dealer inventory.  Generally, historical claim rates are based on actual warranty experience for each product by machine model/engine size.  Specific rates are developed for each product build month and are updated monthly based on actual warranty claim experience.

(Millions of dollars)	2011	2010	2009
Warranty liability, January 1	$1,035	$1,049	$1,201
Reduction in liability (payments)	(926)	(855)	(1,032)
Increase in liability (new warranties)	1,199	841	880
Warranty liability, December 31	$1,308	$1,035	$1,049

The 2009 provision includes $181 million for changes in estimates for pre-existing warranties due to higher than expected actual warranty claim experience.  These amounts for 2011 and 2010 were not significant.  During 2011, the increase in liability (new warranties) included $182 million due to the purchase of Bucyrus.